UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 7, 2010

LIQUIDITY SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-51813	52-2209244
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1920 L Street, N.W., 6th Floor, Washington, D.C.	20036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (202) 467-6868

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 7, 2010, the Board of Directors of Liquidity Services, Inc. (the “Company”) increased the size of the Board of Directors (the “Board”) from seven directors to eight directors and appointed George H. Ellis to the Board and the Audit Committee of the Board.

Mr. Ellis has been Chief Financial Officer of Global 360, Inc., since July 2006. He has also served in several capacities at Softbrands, Inc., as a member of its board of directors from October 2001 to August 2009, serving as Chairman from October 2001 to June 2006, and Chief Executive Officer from October 2001 to January 2006. Mr. Ellis served on the board of directors of NEON Systems, Inc. from January 2000 to December 2005 and PeopleSupport, Inc. from October 2004 to October 2008. He was also Chairman and Chief Executive Officer of AremisSoft Corporation from October 2001 to July 2002 and served as a director of AremisSoft from April 1999 until February 2001. Previously, Mr. Ellis served as Chief Financial Officer of Sterling Software, Inc., Chief Financial Officer and founder of Sterling Commerce, Inc., a spin-off of Sterling Software, and Executive Vice President and Chief Operating Officer of the Communities Foundation of Texas. Mr. Ellis, a CPA and an attorney, is also a director of Blackbaud, Inc. and serves on the advisory boards of Southern Methodist University Law School, The Entrepreneurs Foundation of North Texas, and Dallas Social Venture Partners.

Mr. Ellis was not selected as a director pursuant to any arrangement or understanding between himself and any other persons. Since the beginning of the Company’s last fiscal year through the present, there have been no transactions with the Company, and there are currently no proposed transactions with the Company, in which Mr. Ellis had or will have a direct or indirect material interest within the meaning of Item 404(a) of Regulation S-K.

The Company will compensate Mr. Ellis for his services as described in the discussion of non-employee director compensation in the Company’s definitive proxy statement for its 2010 Annual Meeting of Stockholders, filed with the Securities and Exchange Commission on February 12, 2010.

Item 9.01.  Financial Statements and Exhibits

99.1          Press Release dated May 13, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIQUIDITY SERVICES, INC.
(Registrant)

Date: May 13, 2010	By:	/s/ James E. Williams
	Name:	James E. Williams
	Title:	Vice President, General Counsel and Corporate Secretary

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated May 13, 2010